UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       (Date of Report (date of earliest event reported)): March 30, 2009


                        Southcoast Financial Corporation
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             (Exact name of registrant as specified in its charter)

    South Carolina                0-25933                     57-1079460
--------------------      ----------------------     ---------------------------
(State or other          (Commission file number)   (IRS Employer Identification
 jurisdiction of                                    No.)
  incorporation)

              530 Johnnie Dodds Boulevard
             Mt. Pleasant, South Carolina                           29464
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       (address of principal executive off                        (zip code)

          Registrant's telephone number, including area code  (843) 884-0504
                                                              ------------------


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          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         (e) Salary Continuation Agreement. On March 30, 2009, Southcoast Community Bank amended its Salary Continuation Agreement with L. Wayne Pearson, President and Chief Executive Officer of the Registrant and the Bank, effective January 1, 2009. The amendment changes the normal retirement age at which benefit payments begin from 65 to 70.5. The amended agreement continues to provide for an annual benefit of $287,730 for 15 years commencing when he attains normal retirement age. The amendment also changes the amount of the benfits to be paid in the case of the termination of his employment before normal retirement age in the absence of a change in control for reasons other than death or for cause. The changes will result in a substantial reduction of the amount the Registrant will be required to accrue each quarter with respect to the agreement.

         Reference is made to the Amended Salary Continuation Agreement included as Exhibit 99 to this report for the other terms and conditions of the agreement, including benefits payable upon death or early termination of employment, and benefits payable if a change in control occurs.


Item 9.01(d) Exhibits

         99 Amended Salary Continuation Agreement between Southcoast Community Bank and L. Wayne Pearson


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



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Southcoast Financial Corporation


Date:  April 3, 2009                      s/ William C. Heslop
                                          --------------------------------------
                                           William C. Heslop
                                           Senior Vice President and Chief
                                           Financial Officer


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


                                  EXHIBIT INDEX

         99 Amended Salary Continuation Agreement between Southcoast Community Bank and L. Wayne Pearson



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